Fidelity®

Contrafund®

Annual Report

December 31, 2000

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Footnotes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Investors seeking the 10%-20% annual returns they'd grown accustomed to seeing during the past several years found them again in 2000, but not where they expected. Unlike previous years, the taxable bond market was home to the double-digit performers, while the majority of equity indexes dwelled in negative territory for the year. Treasuries and government bonds finished 2000 at the high end of the return spectrum.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity® Contrafund®	-6.80%	129.93%	575.48%
Fidelity Contrafund (incl. 3.00% sales charge)	-9.60%	123.04%	555.22%
S&P 500 ®	-9.10%	131.98%	399.95%
Growth Funds Average	-7.61%	120.04%	372.68%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,491 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Contrafund	-6.80%	18.12%	21.05%
Fidelity Contrafund (incl. 3.00% sales charge)	-9.60%	17.40%	20.68%
S&P 500	-9.10%	18.33%	17.46%
Growth Funds Average	-7.61%	16.63%	16.38%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Contrafund on December 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by December 31, 2000, the value of the investment would have grown to $65,522 - a 555.22% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $49,995 - a 399.95% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of December 31, 2000, one year, five year and 10 year cumulative total returns for the multi-cap growth funds average were, -11.07%, 143.37%, and 465.65%, respectively; and the one year, five year and 10-year average annual total returns were, -11.07%, 18.98%, and 18.51%, respectively. The one year, five year and 10 year cumulative total returns for the multi-cap supergroup average were, -1.15%, 115.16%, and 373.97%, respectively; and the one year, five year and 10 year average annual total returns were -1.15%%, 16.11%, and 16.40%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Compared to 1999, stock market behavior and performance in 2000 unfolded in almost the exact opposite direction. For instance, the technology sector, which drove the NASDAQ Composite Index to a record-high annual return of 86.12% in 1999, caused the same index to fall 39.17% in 2000, the worst decline in the benchmark's history. Also in 1999, growth outperformed value, equities did better than bonds, and initial public offerings (IPOs) and Internet stocks were all the rage. Conversely, in 2000, value was the investment style of choice, Treasury and government bonds soared while most major equity indexes finished the year with negative returns, and many IPOs and Internet stocks were given the cold shoulder. A number of factors figured into this role reversal. The surging economic growth of the past few years was tempered by a series of interest-rate hikes by the Federal Reserve Board. A sharp increase in oil prices accelerated the slowdown, and the resulting effect led to a series of corporate earnings disappointments. For the 12-month period ending December 31, 2000, the large-cap weighted Standard & Poor's 500SM Index fell 9.10%, the blue-chip Dow Jones Industrial Average declined 4.71%, and the Russell 2000 ® Index - a barometer of small-cap stock performance - dropped 3.02%.

(Portfolio Manager photograph)
An interview with Will Danoff, Portfolio Manager of Fidelity Contrafund

Q. How did the fund perform, Will?

A. For the 12 months that ended December 31, 2000, the fund returned -6.80%. This topped both the Standard & Poor's 500 Index, which returned -9.10% during the period, and the growth funds average, which returned -7.61% according to Lipper Inc.

Q. What factors influenced the fund's performance during the period?

A. Two critical factors were the reversal of the euphoric Internet-stock bubble and the slowing of the global economy. These trends crushed the technology sector - which accounted for 35% of the S&P 500 in the spring - as a combination of weaker demand and excessive stock valuations produced a crash in technology shares. For example, the Goldman Sachs Technology Index fell nearly 38% in 2000. The fund's underweighting in technology relative to both the S&P 500 and its peers worked out well as the fund avoided most of this carnage. As the economy slowed, stocks of economically sensitive companies, such as those in the technology sector, generally performed poorly, while stocks in defensive areas such as health care, finance and utilities, performed well. The fund was positioned advantageously in finance stocks, but could have benefited further from owning more health care companies.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was your strategy within the technology sector during the period?

A. The technology sector was a roller coaster in 2000. The sector peaked in the spring with an unprecedented speculative bubble. The fund participated only modestly in tech's upward move, both in late 1999 and early 2000, because I could not justify the valuations being placed on most technology stocks. The very best technology companies were selling at extremely high P/E ratios, often more than 100 times earnings. Then, as the slowing economy hurt profit growth and investors realized that many of the Internet and emerging telecommunications companies had unsustainable or uncompetitive business models, the bubble burst. Technology-sector earnings - which had grown 40% year over year through the first three quarters of 2000 - plummeted to just 6% in the fourth quarter. This profit slowing - and profit decline, in many cases - combined with declining P/E multiples to produce 35% depreciation for the average technology stock, and caused even more damage for the speculative Internet sector. While the fund's conservative technology positioning helped it beat the S&P 500 during the period, I was able to find some good opportunities in stocks such as Brocade Communications, Adobe, Rational Software and Manugistics. These companies exceeded their earnings expectations despite the slowing economy.

Q. Why did health stocks fall into favor, and why were you slow to increase the fund's exposure?

A. Health stocks benefited from steady earnings growth from the large pharmaceutical companies, improving industry fundamentals in the HMO and hospital industries, and exciting new advances in biotechnology. In addition, investors were looking for stable-growth stocks as the economy slowed and technology profits and share prices weakened. I added to the fund's positions in leading drug companies Pfizer and Schering-Plough, both of which enhanced their earnings growth rates during the year. In acquiring Warner-Lambert, Pfizer gained sole control of Lipitor - the leading cholesterol-lowering drug on the market - and generated cost cutting opportunities that should enable Pfizer to grow earnings 25% annually for the next two years. Schering-Plough disclosed significantly positive data on its new drug Ezetimide, which enhances the efficiency of existing cholesterol-lowering drugs. This news strengthened Schering's ability to grow at least 15% annually for the next several years. In hindsight, I should have bought more health care stocks, but I found that most of the leading drug companies had major drugs that were losing their patent protection and I wasn't seeing accelerated earnings growth. I should have realized that in a slowing economy, the market would reward companies that were meeting their earnings estimates in industries such as health care, even though their earnings growth rates were not accelerating.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. You increased the fund's finance weighting from 9.5% to nearly 25% during the period. Why?

A. Finance stocks enjoyed a very strong year, appreciating 28% on average. Lower interest rates, spurred on by the slowing economy, provided a favorable environment for the group. Also, as I mentioned in my report six months ago, the commercial property and casualty insurance industry raised its prices for the first time in 14 years, and the industry enjoyed an environment of steady demand and decreased capacity, particularly with the bankruptcy of the Reliance Group. As a result, earnings growth for stocks such as American International Group, Citigroup and Berkshire Hathaway improved during the period. Each of these stocks was a top-10 position in the fund at the end of the period, and their outlook for above-average earnings growth was positive. Other large financial holdings at the end of 2000 were mortgage insurer Fannie Mae, consumer finance leader Household International and super-regional bank Bank One, all of which demonstrated strong or accelerating earnings growth as we headed into 2001.

Q. Which individual stocks performed well? Which were disappointing?

A. The fund's best performer during the period was Waters Corp., a company that sells analytical instruments to biotechnology, pharmaceutical and government laboratories. Excitement over the company's 20%-plus earnings growth helped its stock price double during 2000. Another good performer was drugstore chain CVS, which increased its earnings by 17% during the period, and was expected to grow at least 15% annually for the next several years. In terms of disappointments, McDonald's, information technology company Unisys and AT&T were three new-management turnaround stories that fell short of earnings growth expectations. The fund no longer owned Unisys at the end of the period.

Q. What's your outlook?

A. The global economy is weak - probably weaker than people expect - and this could very well hurt corporate earnings growth and dampen market appreciation. Earnings for the S&P 500 companies rose 15% in 1999 and 10% in 2000. But fourth-quarter earnings declined 3%, and I don't think earnings will grow at all in 2001. In response to the sluggish economy, the Federal Reserve Board was poised to lower interest rates in January 2001. Lower rates will stimulate the economy, but that may happen later than the market hopes. Still, lower rates are a significant positive development for the stock market. I remain skeptical of a quick rebound for technology stocks, as valuations are still high and earnings growth will likely remain sluggish until 2002. I am particularly interested in finding investment opportunities in growth companies outside of the technology sector, where I think intense competition will limit profit growth. I will continue to work with Fidelity's extensive research team to uncover the fastest-growing companies in the world, both in and out of the technology sector.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in companies whose value is not fully recognized by the public

Fund number: 022

Trading symbol: FCNTX

Start date: May 17, 1967

Size: as of December 31, 2000, more than $40.2 billion

Manager: Will Danoff, since 1990; manager, VIP II: Contrafund, since 1995; Fidelity Select Retailing Portfolio, 1986-1989; joined Fidelity in 1986

3

Will Danoff discusses "turnaround" stocks:

"Contrarian investing to me means investing in stocks that are misunderstood by the market. I am looking for companies that I think are growing much faster than the market expects and where the price-to-earnings multiples are lower than their earnings growth rates. I've followed this approach since I took over the fund a decade ago, and have always been attracted to turnaround stories where earnings growth is accelerating and valuation is relatively low.

"Turnaround stories usually emerge from some type of positive change that could increase a company's earnings growth rate. Examples of positive change are a new management team, an improvement in industry demand or a reduction in industry capacity, an important new product introduction, a meaningful cost cutting program, a beneficial divestiture or merger, or a healthier balance sheet.

"One of the fund's best turnaround stories during the period was MetLife, a leading life insurer. The company's stock went public at a very low valuation in the spring, when investors were riveted to technology issues. I bought a significant stake and, as the company cut costs, generated good cash flows and sold off some of its low-return businesses, earnings growth exceeded expectations and the stock doubled by the end of the year. Those changes, coupled with the fact that industry pricing improved, helped MetLife to be the fund's second-best performer during 2000."

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	2.6	1.8
McDonald's Corp.	2.3	2.9
Pfizer, Inc.	2.1	1.5
American International Group, Inc.	2.1	1.5
Berkshire Hathaway, Inc. Class A	1.9	0.9
Viacom, Inc. Class B (non-vtg.)	1.8	4.2
Fannie Mae	1.7	0.8
CVS Corp.	1.6	1.3
Citigroup, Inc.	1.6	1.7
Cisco Systems, Inc.	1.6	4.2
	19.3
Top Five Market Sectors as of December 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	24.7	12.1
Technology	13.0	24.2
Health	11.7	7.1
Nondurables	7.4	3.0
Energy	7.2	7.2
Asset Allocation (% of fund's net assets)
As of December 31, 2000 *		As of June 30, 2000 **
	Stocks 88.2%		Stocks 90.5%
	Bonds 2.4%		Bonds 2.5%
	Short-Term Investments and Net Other Assets 9.4%		Short-Term Investments and Net Other Assets 7.0%
* Foreign investments	11.0%	** Foreign investments	15.8%

Annual Report

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 88.2%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 1.4%
Aerospace & Defense - 1.3%
Boeing Co.	3,004,700	$ 198,310
Bombardier, Inc. Class B (sub. vtg.)	4,211,700	65,035
Lockheed Martin Corp.	5,173,800	175,651
United Technologies Corp.	958,700	75,378
		514,374
Ship Building & Repair - 0.1%
General Dynamics Corp.	848,000	66,144
TOTAL AEROSPACE & DEFENSE		580,518
BASIC INDUSTRIES - 1.5%
Chemicals & Plastics - 1.0%
Hercules, Inc.	1,419,600	27,061
Pharmacia Corp.	5,001,600	305,098
Potash Corp. of Saskatchewan	962,800	75,331
Spartech Corp.	266,500	5,480
		412,970
Metals & Mining - 0.1%
Alcoa, Inc.	504,100	16,887
Rio Tinto PLC (Reg. D)	1,126,900	19,817
		36,704
Paper & Forest Products - 0.4%
Bowater, Inc.	463,200	26,113
International Paper Co.	515,100	21,023
Kimberly-Clark Corp.	878,800	62,122
Pactiv Corp. (a)	275,300	3,407
Weyerhaeuser Co.	769,100	39,032
		151,697
TOTAL BASIC INDUSTRIES		601,371
CONSTRUCTION & REAL ESTATE - 1.0%
Construction - 0.3%
Centex Corp.	243,100	9,131
Jacobs Engineering Group, Inc. (a)	1,158,000	53,485
Kaufman & Broad Home Corp.	617,900	20,816
Lennar Corp.	911,500	33,042
		116,474
Real Estate - 0.0%
Grand Palais Management Co. LP (a)(e)	398,400	0
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSTRUCTION & REAL ESTATE - continued
Real Estate Investment Trusts - 0.7%
AMB Property Corp.	855,600	$ 22,085
Apartment Investment & Management Co. Class A	751,100	37,508
Archstone Communities Trust	307,800	7,926
Arden Realty Group, Inc.	134,900	3,389
Avalonbay Communities, Inc.	160,900	8,065
Equity Office Properties Trust	3,697,000	120,615
Equity Residential Properties Trust (SBI)	1,663,400	92,007
		291,595
TOTAL CONSTRUCTION & REAL ESTATE		408,069
DURABLES - 2.4%
Autos, Tires, & Accessories - 1.3%
Danaher Corp.	4,163,620	284,688
Midas, Inc. (c)	1,055,500	12,600
SPX Corp. (a)(c)	2,199,877	237,999
		535,287
Consumer Durables - 0.6%
Minnesota Mining & Manufacturing Co.	1,800,500	216,960
Consumer Electronics - 0.2%
Harman International Industries, Inc. (c)	2,495,900	91,100
Home Furnishings - 0.0%
The Bombay Company, Inc. (a)	707,300	1,370
Textiles & Apparel - 0.3%
Coach, Inc.	190,500	5,477
Jones Apparel Group, Inc. (a)	1,026,400	33,037
Mohawk Industries, Inc. (a)	622,500	17,041
Reebok International Ltd. (a)	1,692,500	46,273
		101,828
TOTAL DURABLES		946,545
ENERGY - 7.2%
Energy Services - 0.3%
Baker Hughes, Inc.	453,600	18,853
Global Marine, Inc. (a)	57,000	1,617
Hanover Compressor Co. (a)	683,300	30,450
Noble Drilling Corp. (a)	259,500	11,272
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Services - continued
Schlumberger Ltd. (NY Shares)	991,000	$ 79,218
Smith International, Inc. (a)	18,200	1,357
		142,767
Oil & Gas - 6.9%
Alberta Energy Co. Ltd. (c)	8,505,760	407,360
BP Amoco PLC sponsored ADR	11,639,166	557,225
Burlington Resources, Inc.	3,175,910	160,383
Canadian Natural Resources Ltd. (a)	2,105,730	58,290
Conoco, Inc. Class B	1,707,900	49,422
EOG Resources, Inc.	580,300	31,735
Exxon Mobil Corp.	11,856,382	1,030,762
Nexen, Inc.	1,554,480	38,364
Noble Affiliates, Inc.	1,481,200	68,135
Royal Dutch Petroleum Co. (NY Shares)	1,198,900	72,608
Suncor Energy, Inc.	6,338,720	161,935
Tosco Corp.	1,595,200	54,137
TotalFinaElf SA sponsored ADR	682,565	49,614
Westport Resources Corp. (a)	1,277,300	28,021
		2,767,991
TOTAL ENERGY		2,910,758
FINANCE - 24.7%
Banks - 4.7%
Australia & New Zealand Banking Group Ltd.	4,026,439	32,346
Bank of New York Co., Inc.	1,501,000	82,836
Bank One Corp.	12,520,700	458,571
Capital One Financial Corp.	2,166,800	142,603
Commerce Bancorp, Inc.	918,800	62,823
Compass Bancshares, Inc.	225,400	5,381
Fifth Third Bancorp	2,699,950	161,322
Firstar Corp.	5,990,000	139,268
M&T Bank Corp.	2,466,700	167,736
Mellon Financial Corp.	1,623,920	79,877
Mercantile Bankshares Corp.	120,800	5,217
North Fork Bancorp, Inc.	344,300	8,457
Northern Trust Corp.	545,800	44,517
Royal Bank of Scotland Group PLC	5,454,400	128,812
SouthTrust Corp.	1,022,900	41,619
Synovus Finanical Corp.	293,800	7,914
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Banks - continued
U.S. Bancorp	1,950,600	$ 56,933
Wells Fargo & Co.	4,487,250	249,884
Zions Bancorp	66,700	4,165
		1,880,281
Credit & Other Finance - 3.7%
American Express Co.	6,239,500	342,783
Citigroup, Inc.	12,643,892	645,629
Concord EFS, Inc. (a)	1,240,200	54,491
Household International, Inc.	6,258,810	344,235
Indymac Bancorp, Inc.	80,400	2,372
MBNA Corp.	2,966,400	109,571
		1,499,081
Federal Sponsored Credit - 2.4%
Fannie Mae	7,955,270	690,120
Freddie Mac	2,115,200	145,684
USA Education, Inc.	1,742,500	118,490
		954,294
Insurance - 11.8%
ACE Ltd.	1,042,600	44,245
Aetna, Inc. (a)	1,269,800	52,141
AFLAC, Inc.	1,443,000	104,167
Allstate Corp.	4,906,400	213,735
AMBAC Financial Group, Inc.	862,950	50,321
American International Group, Inc.	8,710,956	858,574
Berkshire Hathaway, Inc. Class A (a)	10,569	750,399
Canada Life Financial Corp.	1,208,300	33,730
CIGNA Corp.	1,929,500	255,273
Conseco, Inc.	1,608,600	21,213
Everest Re Group Ltd.	1,600,420	114,630
Hartford Financial Services Group, Inc.	2,109,400	148,976
Jefferson-Pilot Corp.	1,206,900	90,216
John Hancock Financial Services, Inc.	2,531,600	95,251
Manulife Financial Corp.	2,767,200	86,660
Marsh & McLennan Companies, Inc.	908,725	106,321
MBIA, Inc.	305,500	22,645
MetLife, Inc.	14,895,300	521,336
MGIC Investment Corp.	249,800	16,846
Old Republic International Corp.	1,162,300	37,194
PartnerRe Ltd.	756,500	46,147
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Insurance - continued
Progressive Corp.	336,400	$ 34,859
RenaissanceRe Holdings Ltd.	770,370	60,330
SAFECO Corp.	169,100	5,559
Sun Life Financial Services Canada, Inc.	4,690,200	125,139
The Chubb Corp.	3,351,200	289,879
The St. Paul Companies, Inc.	5,286,000	287,096
Torchmark Corp.	186,300	7,161
XL Capital Ltd. Class A	2,973,100	259,775
		4,739,818
Savings & Loans - 0.8%
Astoria Financial Corp.	527,100	28,628
Golden West Financial Corp.	3,925,900	264,998
TCF Financial Corp.	167,600	7,469
Washington Mutual, Inc.	362,300	19,225
		320,320
Securities Industry - 1.3%
Daiwa Securities Group, Inc.	19,003,000	198,221
Franco Nevada Mining Corp. Ltd.	7,777,043	88,706
Nikko Securities Co. Ltd.	14,978,000	115,900
Nomura Securities Co. Ltd.	7,879,000	141,570
		544,397
TOTAL FINANCE		9,938,191
HEALTH - 11.7%
Drugs & Pharmaceuticals - 7.2%
Adolor Corp.	80,700	1,775
Allergan, Inc.	748,500	72,464
ALZA Corp. (a)	724,300	30,783
AstraZeneca PLC sponsored ADR	3,953,100	203,585
Elan Corp. PLC sponsored ADR (a)	5,820,100	272,453
Eli Lilly & Co.	2,469,800	229,846
Forest Laboratories, Inc. (a)	270,900	35,996
Glaxo Wellcome PLC sponsored ADR	459,069	25,708
Immunex Corp. (a)	4,649,630	188,891
Merck & Co., Inc.	2,398,300	224,541
Novartis AG sponsored ADR	986,300	44,137
OSI Pharmaceuticals, Inc. (a)	322,500	25,840
Pfizer, Inc.	18,865,525	867,814
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Schering-Plough Corp.	10,526,300	$ 597,368
Serono SA sponsored ADR (a)	3,371,400	80,703
Sigma-Aldrich Corp.	40,300	1,584
Titan Pharmaceuticals, Inc. (a)	12,700	449
		2,903,937
Medical Equipment & Supplies - 2.2%
AmeriSource Health Corp. Class A (a)	908,300	45,869
Apogent Technologies, Inc.	218,400	4,477
Becton, Dickinson & Co.	725,800	25,131
Biomet, Inc.	829,400	32,917
Cardinal Health, Inc.	1,042,900	103,899
Disetronic Holding AG	21,471	19,243
Guidant Corp. (a)	219,100	11,818
Johnson & Johnson	126,200	13,259
McKesson HBOC, Inc.	1,432,500	51,412
Medtronic, Inc.	5,360,700	323,652
MiniMed, Inc. (a)	1,366,400	57,432
Patterson Dental Co. (a)(c)	4,402,900	149,148
Stryker Corp.	83,600	4,229
Sybron Dental Specialties, Inc. (a)	551,300	9,303
Varian Medical Systems, Inc. (a)	695,600	47,257
		899,046
Medical Facilities Management - 2.3%
Community Health Systems, Inc. (a)	1,812,400	63,434
HCA - The Healthcare Co.	3,512,824	154,599
Health Management Associates, Inc. Class A (a)	5,731,600	118,931
HEALTHSOUTH Corp. (a)	5,070,400	82,711
Manor Care, Inc. (a)	714,600	14,739
Oxford Health Plans, Inc. (a)	1,973,100	77,937
Specialty Laboratories, Inc. (a)	16,300	540
Tenet Healthcare Corp.	2,387,900	106,112
UnitedHealth Group, Inc.	3,242,200	198,990
Wellpoint Health Networks, Inc. (a)	742,400	85,562
		903,555
TOTAL HEALTH		4,706,538
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%
Electrical Equipment - 0.1%
Allen Telecom, Inc. (a)	373,500	$ 6,700
Emerson Electric Co.	584,100	46,034
		52,734
Industrial Machinery & Equipment - 0.4%
Graco, Inc.	12,500	517
Mettler-Toledo International, Inc. (a)	683,800	37,182
Tyco International Ltd.	2,055,600	114,086
		151,785
Pollution Control - 0.1%
Waste Management, Inc.	1,794,000	49,784
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		254,303
MEDIA & LEISURE - 6.4%
Broadcasting - 0.3%
E.W. Scripps Co. Class A	106,100	6,671
Infinity Broadcasting Corp. Class A (a)	4,191,221	117,092
		123,763
Entertainment - 2.3%
Bally Total Fitness Holding Corp. (a)	53,600	1,816
MGM Mirage, Inc.	3,249,500	91,595
Park Place Entertainment Corp. (a)	4,798,800	57,286
Six Flags, Inc. (a)	1,682,200	28,913
Viacom, Inc.:
Class A (a)	821,600	38,615
Class B (non-vtg.) (a)	15,059,074	704,012
Walt Disney Co.	568,690	16,456
		938,693
Leisure Durables & Toys - 0.4%
Brunswick Corp.	1,246,000	20,481
Callaway Golf Co.	1,163,600	21,672
Harley-Davidson, Inc.	1,331,920	52,944
Mattel, Inc.	3,185,100	45,993
		141,090
Lodging & Gaming - 0.3%
International Game Technology (a)	337,800	16,214
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MEDIA & LEISURE - continued
Lodging & Gaming - continued
Marriott International, Inc. Class A	40,300	$ 1,703
Starwood Hotels & Resorts Worldwide, Inc. unit	2,430,300	85,668
		103,585
Publishing - 0.4%
McGraw-Hill Companies, Inc.	457,200	26,803
Reader's Digest Association, Inc. Class A (non-vtg.)	3,241,060	126,806
Scholastic Corp. (a)	31,000	2,747
		156,356
Restaurants - 2.7%
Brinker International, Inc. (a)	806,000	34,054
CBRL Group, Inc.	1,305,400	23,742
CEC Entertainment, Inc. (a)	666,900	22,758
Cheesecake Factory, Inc. (a)	244,300	9,375
Darden Restaurants, Inc.	452,300	10,346
McDonald's Corp.	27,135,700	922,614
P.F. Chang's China Bistro, Inc. (a)(c)	761,000	23,924
Starbucks Corp. (a)	463,500	20,510
Wendy's International, Inc.	1,194,900	31,366
		1,098,689
TOTAL MEDIA & LEISURE		2,562,176
NONDURABLES - 7.4%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	3,255,900	148,143
Diageo PLC	8,568,700	95,935
Pepsi Bottling Group, Inc.	1,415,100	56,516
The Coca-Cola Co.	3,238,400	197,340
		497,934
Foods - 2.6%
Earthgrains Co. (c)	3,069,200	56,780
Keebler Foods Co.	301,700	12,502
Nestle SA (Reg.)	59,400	139,262
Numico NV	1,556,837	78,602
PepsiCo, Inc.	6,634,600	328,827
Quaker Oats Co.	2,412,400	234,907
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - continued
Foods - continued
Sysco Corp.	2,991,000	$ 89,730
Wm. Wrigley Jr. Co.	856,500	82,063
		1,022,673
Household Products - 3.6%
Avon Products, Inc.	7,913,500	378,859
Colgate-Palmolive Co.	8,529,100	550,553
Estee Lauder Companies, Inc. Class A	962,700	42,178
Gillette Co.	4,248,200	153,466
Procter & Gamble Co.	3,968,000	311,240
		1,436,296
TOTAL NONDURABLES		2,956,903
PRECIOUS METALS - 0.0%
Stillwater Mining Co. (a)	248,600	9,782
RETAIL & WHOLESALE - 5.1%
Apparel Stores - 1.3%
Charming Shoppes, Inc. (a)(c)	10,620,500	63,723
Footstar, Inc. (a)	810,100	40,100
Gap, Inc.	2,163,000	55,157
Gymboree Corp. (a)(c)	1,565,600	21,723
Talbots, Inc. (c)	3,424,500	156,243
The Limited, Inc.	2,008,700	34,273
TJX Companies, Inc.	5,252,800	145,765
		516,984
Drug Stores - 2.3%
CVS Corp.	10,831,666	649,223
Walgreen Co.	6,843,500	286,144
		935,367
General Merchandise Stores - 0.4%
Dollar Tree Stores, Inc. (a)	172,250	4,220
Kohls Corp. (a)	2,285,500	139,416
Stein Mart, Inc. (a)(c)	2,541,900	29,550
		173,186
Grocery Stores - 0.4%
Fleming Companies, Inc.	786,244	9,288
Iceland Group PLC	7,098,498	34,104
Krispy Kreme Doughnuts, Inc.	67,100	5,569
Common Stocks - continued
	Shares	Value (Note 1) (000s)
RETAIL & WHOLESALE - continued
Grocery Stores - continued
Loblaw Companies Ltd.	520,700	$ 17,540
Safeway PLC	6,959,886	31,065
Tesco PLC	11,904,400	48,470
		146,036
Retail & Wholesale, Miscellaneous - 0.7%
Bed Bath & Beyond, Inc. (a)	7,409,100	165,779
Home Depot, Inc.	2,070,700	94,605
		260,384
TOTAL RETAIL & WHOLESALE		2,031,957
SERVICES - 0.6%
Advertising - 0.0%
Getty Images, Inc. (a)	58,500	1,872
Educational Services - 0.1%
Career Education Corp. (a)	41,900	1,639
Corinthian Colleges, Inc. (a)	391,900	14,868
Devry, Inc. (a)	513,600	19,388
University of Phoenix Online Class A (a)	190,100	9,351
		45,246
Leasing & Rental - 0.1%
GATX Corp.	806,600	40,229
Services - 0.4%
Administaff, Inc. (a)	162,100	4,409
DigitalThink, Inc.	107,300	1,831
Dun & Bradstreet Corp. (a)	145,200	3,757
Ecolab, Inc.	1,000,000	43,188
Moody's Corp.	29,400	755
National Processing, Inc. (a)	198,600	3,376
Robert Half International, Inc. (a)	3,451,400	91,462
Watson Wyatt & Co. Holdings	20,100	472
		149,250
TOTAL SERVICES		236,597
TECHNOLOGY - 13.0%
Communications Equipment - 3.2%
American Tower Corp. Class A (a)(c)	11,224,400	425,124
CIENA Corp. (a)	2,192,700	178,157
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Communications Equipment - continued
Cisco Systems, Inc. (a)	16,422,322	$ 628,154
Comverse Technology, Inc. (a)	80,500	8,744
Nokia AB sponsored ADR	281,900	12,263
Plantronics, Inc. (a)	596,300	28,026
		1,280,468
Computer Services & Software - 5.9%
Acxiom Corp. (a)	681,300	26,528
Adobe Systems, Inc.	8,199,400	477,103
Aether Systems, Inc. (a)	84,400	3,302
Affiliated Computer Services, Inc. Class A (a)	818,000	49,642
Ariba, Inc. (a)	1,545,200	82,861
Automatic Data Processing, Inc.	7,588,900	480,472
BEA Systems, Inc. (a)	2,908,212	195,759
Check Point Software Technologies Ltd. (a)	161,100	21,517
Documentum, Inc. (a)	442,500	21,987
First Data Corp.	2,034,800	107,209
i2 Technologies, Inc. (a)	189,500	10,304
IMS Health, Inc.	1,282,600	34,630
Informatica Corp. (a)	651,900	25,791
J.D. Edwards & Co. (a)	669,300	11,922
Keane, Inc. (a)	89,200	870
Manugistics Group, Inc. (a)(c)	3,791,500	216,116
Mentor Graphics Corp. (a)	664,500	18,232
National Data Corp.	32,600	1,194
Netegrity, Inc. (a)	1,325,400	72,069
NetIQ Corp. (a)	959,700	83,854
Oracle Corp. (a)	580,290	16,865
Peregrine Systems, Inc. (a)	205,700	4,063
Polycom, Inc. (a)	775,920	24,975
Rational Software Corp. (a)	4,121,300	160,473
Siebel Systems, Inc. (a)	347,000	23,466
SmartForce PLC sponsored ADR (a)	123,100	4,624
Sonus Networks, Inc.	833,903	21,056
SunGard Data Systems, Inc. (a)	1,437,600	67,747
The BISYS Group, Inc. (a)	1,001,100	52,182
VeriSign, Inc. (a)	20	1
VERITAS Software Corp. (a)	605,207	52,956
		2,369,770
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computers & Office Equipment - 2.9%
Brocade Communications Systems, Inc. (a)	5,478,500	$ 502,995
Computer Network Technology Corp. (a)	572,700	16,501
Diebold, Inc.	584,900	19,521
EMC Corp. (a)	199,200	13,247
Juniper Networks, Inc. (a)	1,516,400	191,161
Network Appliance, Inc. (a)	20,100	1,290
Sun Microsystems, Inc. (a)	10,229,600	285,150
Symbol Technologies, Inc.	3,395,887	122,252
		1,152,117
Electronic Instruments - 0.9%
Agilent Technologies, Inc. (a)	317,980	17,409
Ixia (a)	52,300	1,196
Novellus Systems, Inc. (a)	563,200	20,240
Teradyne, Inc. (a)	423,900	15,790
Thermo Electron Corp. (a)	4,912,068	146,134
TriPath Imaging, Inc. (a)	40,300	353
Waters Corp. (a)	2,153,400	179,809
		380,931
Electronics - 0.1%
Cirrus Logic, Inc. (a)	1,960,900	36,767
Elantec Semiconductor, Inc. (a)	234,400	6,505
Integrated Device Technology, Inc. (a)	58,700	1,944
Intersil Holding Corp. Class A	646,600	14,831
Solectron Corp. (a)	121,100	4,105
		64,152
TOTAL TECHNOLOGY		5,247,438
TRANSPORTATION - 2.3%
Air Transportation - 1.1%
Continental Airlines, Inc. Class B (a)	1,365,720	70,505
Ryanair Holdings PLC sponsored ADR (a)	2,385,100	132,820
Southwest Airlines Co.	7,064,487	236,872
		440,197
Railroads - 0.2%
Canadian National Railway Co.	388,000	11,478
Canadian Pacific Ltd.	1,056,100	30,115
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TRANSPORTATION - continued
Railroads - continued
CSX Corp.	66,400	$ 1,722
Union Pacific Corp.	486,600	24,695
		68,010
Trucking & Freight - 1.0%
C.H. Robinson Worldwide, Inc.	3,748,300	117,837
Exel PLC	7,673,024	108,816
Expeditors International of Washington, Inc.	1,788,250	96,007
M.S. Carriers, Inc. (a)	15,800	517
Swift Transportation Co., Inc. (a)(c)	4,826,900	95,633
		418,810
TOTAL TRANSPORTATION		927,017
UTILITIES - 2.9%
Cellular - 0.4%
AT&T Corp. - Wireless Group	3,087,600	53,454
Nextel Communications, Inc. Class A (a)	451,230	11,168
NTT DoCoMo, Inc.	3,845	66,229
Sonera Corp.	983,860	17,886
		148,737
Electric Utility - 2.0%
AES Corp. (a)	1,773,020	98,181
Ameren Corp.	161,000	7,456
American Electric Power Co., Inc.	1,873,100	87,099
Cinergy Corp.	225,500	7,921
Dominion Resources, Inc.	2,300	154
Duke Energy Corp.	1,216,920	103,742
Entergy Corp.	580,900	24,579
Exelon Corp.	2,004,200	140,715
FPL Group, Inc.	1,255,700	90,096
GPU, Inc.	579,700	21,340
National Grid Group PLC	4,840,100	43,966
NiSource, Inc.	606,200	18,641
Progress Energy, Inc.	593,500	29,193
Public Service Enterprise Group, Inc.	141,500	6,880
Southern Co.	3,237,020	107,631
Utilicorp United, Inc.	709,300	21,988
Wisconsin Energy Corp.	54,600	1,232
		810,814
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Gas - 0.3%
Dynegy, Inc. Class A	1,212,298	$ 67,964
Enron Corp.	368,620	30,642
Sempra Energy	250,100	5,815
Westcoast Energy, Inc.	132,900	3,209
		107,630
Telephone Services - 0.2%
BellSouth Corp.	895,500	36,660
KPNQwest NV (a)	1,200,200	22,729
Qwest Communications International, Inc. (a)	789,723	32,379
		91,768
TOTAL UTILITIES		1,158,949
TOTAL COMMON STOCKS (Cost $28,415,945)		35,477,112
Convertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount (000s)
FINANCE - 0.0%
Banks - 0.0%
Royal Bank of Scotland Group PLC euro 0% 12/1/03 (Reg. S) (d) (Cost $3,441)	-	GBP	3,035	3,760
U.S. Treasury Obligations - 2.4%

U.S. Treasury Bonds:
6.125% 11/15/27	Aaa		154,005	165,580
6.375% 8/15/27	Aaa		296,925	328,844
6.5% 11/15/26	Aaa		96,000	107,820
6.75% 8/15/26	Aaa		56,600	65,497
6.875% 8/15/25	Aaa		239,500	280,177
7.625% 2/15/25	Aaa		19,610	24,859
TOTAL U.S. TREASURY OBLIGATIONS (Cost $904,028)				972,777
Cash Equivalents - 9.6%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 3.5%, dated 12/29/00 due 1/2/01	$ 6,524	$ 6,521
	Shares
Fidelity Cash Central Fund, 6.53% (b)	3,734,429,769	3,734,430
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	104,912,900	104,913
TOTAL CASH EQUIVALENTS (Cost $3,845,864)		3,845,864
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $33,169,278)		40,299,513
NET OTHER ASSETS - (0.2)%		(79,894)
NET ASSETS - 100%		$ 40,219,619
Currency Abbreviations
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Grand Palais Management Co. LP	7/24/96	$ 0
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.0%
United Kingdom	3.2
Canada	3.0
Japan	1.3
Ireland	1.0
Others (individually less than 1%)	2.5
100.0%
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $33,537,811,000. Net unrealized appreciation aggregated $6,761,702,000, of which $8,008,888,000 related to appreciated investment securities and $1,247,186,000 related to depreciated investment securities.

The fund hereby designates approximately $5,082,252,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending December 31, 2001 approximately $836,545,000 of losses recognized during the period November 1, 2000 to December 31, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $6,521) (cost $33,169,278) - See accompanying schedule		$ 40,299,513
Cash		5
Receivable for investments sold		291,108
Receivable for fund shares sold		33,716
Dividends receivable		18,943
Interest receivable		39,958
Other receivables		6,942
Total assets		40,690,185
Liabilities
Payable for investments purchased	$ 138,789
Payable for fund shares redeemed	122,826
Distributions payable	71,990
Accrued management fee	27,331
Other payables and accrued expenses	4,717
Collateral on securities loaned, at value	104,913
Total liabilities		470,566
Net Assets		$ 40,219,619
Net Assets consist of:
Paid in capital		$ 33,840,033
Undistributed net investment income		21,212
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(771,927)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,130,301
Net Assets, for 817,779 shares outstanding		$ 40,219,619
Net Asset Value and redemption price per share ($40,219,619 ÷ 817,779 shares)		$49.18
Maximum offering price per share (100/97.00 of $49.18)		$50.70

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2000
Investment Income Dividends (including $1,581 received from affiliated issuers)		$ 252,108
Interest		306,321
Security lending		8,658
Total income		567,087
Expenses
Management fee Basic fee	$ 253,230
Performance adjustment	46,124
Transfer agent fees	78,778
Accounting and security lending fees	1,770
Non-interested trustees' compensation	231
Custodian fees and expenses	1,735
Registration fees	1,118
Audit	175
Legal	147
Interest	2
Miscellaneous	117
Total expenses before reductions	383,427
Expense reductions	(15,017)	368,410
Net investment income		198,677
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain of $112,190 on sales of investments in affiliated issuers)	3,395,905
Foreign currency transactions	333	3,396,238
Change in net unrealized appreciation (depreciation) on:
Investment securities	(6,578,512)
Assets and liabilities in foreign currencies	36	(6,578,476)
Net gain (loss)		(3,182,238)
Net increase (decrease) in net assets resulting from operations		$ (2,983,561)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2000	Year ended December 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 198,677	$ 201,246
Net realized gain (loss)	3,396,238	8,518,694
Change in net unrealized appreciation (depreciation)	(6,578,476)	832,762
Net increase (decrease) in net assets resulting from operations	(2,983,561)	9,552,702
Distributions to shareholders From net investment income	(177,521)	(187,492)
From net realized gain	(4,179,973)	(6,849,357)
In excess of net realized gain	(772,018)	-
Total distributions	(5,129,512)	(7,036,849)
Share transactions Net proceeds from sales of shares	5,626,676	6,947,473
Reinvestment of distributions	5,040,415	6,910,736
Cost of shares redeemed	(9,246,094)	(8,101,248)
Net increase (decrease) in net assets resulting from share transactions	1,420,997	5,756,961
Total increase (decrease) in net assets	(6,692,076)	8,272,814
Net Assets
Beginning of period	46,911,695	38,638,881
End of period (including undistributed net investment income of $21,212 and $11,274, respectively)	$ 40,219,619	$ 46,911,695
Other Information Shares
Sold	97,215	114,641
Issued in reinvestment of distributions	98,792	119,715
Redeemed	(159,851)	(132,909)
Net increase (decrease)	36,156	101,447

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 60.02	$ 56.81	$ 46.63	$ 42.15	$ 38.02
Income from Investment Operations
Net investment income	.26 C	.29 C	.36 C	.42 C	.46
Net realized and unrealized gain (loss)	(4.24)	13.42	14.34	8.97	7.50
Total from investment operations	(3.98)	13.71	14.70	9.39	7.96
Less Distributions
From net investment income	(.24)	(.28)	(.30)	(.35)	(.38)
From net realized gain	(5.59)	(10.22)	(4.22)	(4.56)	(3.45)
In excess of net realized gain	(1.03)	-	-	-	-
Total distributions	(6.86)	(10.50)	(4.52)	(4.91)	(3.83)
Net asset value, end of period	$ 49.18	$ 60.02	$ 56.81	$ 46.63	$ 42.15
Total Return A, B	(6.80)%	25.03%	31.57%	23.00%	21.94%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 40,220	$ 46,912	$ 38,639	$ 30,739	$ 23,829
Ratio of expenses to average net assets	.87%	.65%	.65%	.70%	.83%
Ratio of expenses to average net assets after expense reductions	.84% D	.62% D	.61% D	.67% D	.79% D
Ratio of net investment income to average net assets	.45%	.48%	.70%	.91%	1.28%
Portfolio turnover rate	166%	177%	197%	144%	159%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2000

1. Significant Accounting Policies.

Fidelity Contrafund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Joint Trading Account - continued

accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $0 or 0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $66,922,275,000 and $72,877,924,000, respectively, of which U.S. government and government agency obligations aggregated $0 and $279,650,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .68% of average net assets after the performance adjustment.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $2,416,000 on sales of shares of the fund all of which was retained.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $3,206,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $100,493,000. The fund received cash collateral of $104,913,000 which was invested in cash equivalents.

Annual Report

Notes to Financial Statements - continued

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $9,062,000. The weighted average interest rate was 6.54%. At period end there were no bank borrowings outstanding.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $12,376,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $15,000 and $2,626,000, respectively, under these arrangements.

Annual Report

Notes to Financial Statements - continued

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Alberta Energy Co. Ltd.	$ 54,611	$ -	$ -	$ 407,360
Allen Telecom, Inc.	2,680	14,284	-	-
American Tower Corp. Class A	211,528	51,158	-	425,124
The Bombay Company, Inc.	-	8,581	-	-
C.H. Robinson Worldwide, Inc.	-	3,804	-	-
Charming Shoppes, Inc.	-	-	-	63,723
Dover Downs Entertainment, Inc.	-	769	-	-
Earthgrains Co.	1,665	17,017	781	56,780
Fleming Companies, Inc.	4,984	8,301	142	-
Good Guys, Inc.	-	1,683	-	-
Gymboree Corp.	-	-	-	21,723
Harman International Industries, Inc.	32,084	29,687	314	91,100
Linens'n Things, Inc.	6,570	44,654	-	-
Manugistics Group Inc.	38,979	-	-	216,116
Midas, Inc.	-	13,005	107	12,600
Mutual Risk Management Ltd.	-	9,825	-	-
Novoste Corp.	10,316	824	-	-
Patterson Dental Co.	26,838	-	-	149,148
P.F. Chang's China Bistro, Inc.	8,821	302	-	23,924
Premier Parks, Inc.	1,297	27,814	-	-
Rayovac Corp.	261	27,026	-	-
SPX Corp.	12,246	70,437	-	237,999
SBS Broadcasting SA	-	20,184	-	-
Stein Mart, Inc.	5,171	-	-	29,550
Sunglass Hut International, Inc.	-	20,471	-	-
Swift Transportation Co., Inc.	868	9,872	-	95,633
Talbots, Inc.	15,322	7,183	237	156,243
Teligent, Inc. Class A	6,145	4,107	-	-
Unisys Corp.	2,398	28,861	-	-
Varian Medical Systems, Inc.	11,506	12,328	-	-
Waters Corp.	16,974	80,043	-	-
Zoran Corp.	2,263	3,110	-	-
TOTALS	$ 473,527	$ 515,330	$ 1,581	$ 1,987,023

Annual Report

Report of Independent Accountants

To the Trustees of and the Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 6, 2001

Annual Report

Distributions

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Will Danoff, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach*

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William J. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

* Independent trustees

Custodian

Brown Brothers Harriman & Co.

Boston, MA

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